SPORT CHALET

Welcome Stockholders

Annual Meeting

August 16, 2012






Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to trends in, or representing management's beliefs about, our future strategies, operations and financial results, as well as other statements including words such as "believe," "anticipate," "expect," "estimate," "predict," "intend," "plan," "project," "will," "could," "may," "might" or any variations of such words or other words with similar meanings. Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the Company. You are cautioned not to place undue reliance on forward-looking statements as predictions of actual results. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which are discussed in detail under the caption "Item 1A. Risk Factors" in the Form 10-K related to the fiscal year ended April 1, 2012, which has been filed with the Securities and Exchange Commission. We do not assume, and specifically disclaim, any obligation to update any forward-looking statements, which speak only as of the date made.

In addition to reporting the Company's financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company provides information regarding EBITDA. This measure is considered non-GAAP and is not preferable to GAAP financial information. EBITDA, as defined in the Company's current bank loan agreement is a non-GAAP measure of liquidity and is included in this presentation to provide information concerning the Company's performance relative to benchmarks contained in the bank loan agreement. For more information on this non-GAAP financial measure, see the Company's reports on Form 10-K and Form 10-Q previously filed with the Securities and Exchange Commission.

Our Experts Who Serve Our Athletes and Customers

Sean Olsen – General Manager, Jordan Landing, UT
Champion Lifter - Set a World Record in the deadlift in April 2011 for his weight class.

Neil Miller – Bikes Associate & Technician, Lake Pleasant, AZ
Founder of AZ Dayriders Bike Club. This club meets weekly with a focus on riding various trails and roads throughout the state of Arizona.

Tonya Bray – Outdoor Assistant Buyer
5 years racing mountain bikes professionally with top ranks in multiple events including Hill-Climb, Cyclo-Cross, Cross County, Time Trials, Short Track, and Super-D.

Matt Florentino – Online Content Assistant
Expert Fisherman - Set new All-Time Bag-Weight record in the 2011 SWBA Tournament in Long Beach, CA.

Tom Piszkin – Bikes Associate & Technician, La Jolla
Triathlete - Member and past President of the Triathlon Club of San Diego; inventor of the TitanFlex Triathlon bike.

Henry Cadle – Bicycle Department Head, Mission Viejo
Nationally ranked downhill mountain bike racer.

Frank Dubbs – Watersports Associate, Huntington Beach, CA
ACA Certified Standup Paddle Instructor with over 40 years ocean experience, including surfing instructor, sponsored former pro/am competitive surfing, and retired scuba instructor/active Divemaster.

Joe Holt – Assistant Manager, Mission Viejo
Racing Services Rep for Men's and Women's U.S. Ski Team.

Vince Dass – General manager Vacaville, CA
Over 15 years of golfing experience and Qualified for NCGA 2011 sectional finals at Pebble Beach. Also was club champion and player of the year 2010 at Green Tree Golf Club in Vacaville, CA.


Tonya Bray


Frank Dubbs

Our Experts Respond to Every Challenge

HONDA LA MARATHON


asics
MARATHON


MEN'S FOOTWEAR
DRESSING ROOM
asics


26.2
HONDA
LA
MARATHON


asics MENS

Norbert Olberz
1925 - 2011



- To be the image of a sportsperson
- Create ease of shopping
- To do one thousand things a little bit better
- See things through the eyes of the customer
- Not to be the biggest, but the best

Thanks to Norbert and Irene, Sport Chalet has employed over 40,000 Experts during the past 53 years

January 2012

- The second half of fiscal 2012 was significantly impacted by the unseasonably warm and dry winter weather, which affected snowfall at the resorts most frequented by the our customers
- The Lake Tahoe region recorded its lowest amount of snowfall since the 1880's
- Mammoth Mountain snowfall level was the 2nd lowest in the last 18 years





Aggressive Course of Action

- Reduced our inbound winter receipts to minimize future damage
- Expanded our use of rental gear given the fact customers on the mountain were likely going only once
- Controlled store payroll effectively, reducing our SG&A expenses in the third and fourth quarters by 8%
- Accelerated delivery of spring and summer merchandise, improving our non-winter comps by 5% in the third and fourth quarters even though we suffered from reduced foot traffic because of winter
- Negotiated far-reaching agreements with our vendors, including returning winter products and obtaining markdown allowances, extended dating and rental conversions

Key Accomplishments in Fiscal 2012

- Non-winter sales increased by $9.7 million, a 3.3% improvement
- Online sales improved by 22% and non-winter online sales by 38%
- Non-winter gross margin improved by 60 basis points
- $900,000 in negotiated occupancy savings were realized
- Our Action Pass data base added over 350,000 members giving us over 1.7 million members
- Inventory shrink was reduced by $0.7 million due to tighter controls and enforcing tougher standards
- Non-winter inventory was reduced by $1.2 million at cost, or 1.6%
- Aged inventory was reduced by $4.8 million or 24%
- Our co-branded US Bank/Visa credit card holder base expanded by 104%

5 Year Comps



FYE 2008
FYE 2009
FYE 2010
FYE 2011
FYE 2012
YTD 2013
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
Great Recession begins
CA, AZ, NV feel devaluation in housing market
sales stabilize
sales begin to grow
snow impact
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

- Despite more than 20 net new competitors' stores opening in our trade area in the last three years, our comparable store sales have stabilized and begun to grow
- Excluding winter related merchandise, achieved positive comparable store sales in the last six quarters
- The red dashed line indicated non-winter comps in Q3/Q4
- Comparable store sales increased 3.8% for the five weeks ended August 5, 2012

Quarterly EBITDA


Q1
Q2
Q3
Q4
$6.0
$4.0
$2.0
$0.0
($2.0)
($4.0)
($6.0)
($8.0)
($3.3)
$1.1
$1.6
$2.5
$2.7
($2.9)
$2.9
$3.0
$3.6
($5.8)
$2.2
$2.4
$2.2
($7.3)
$2.8
$3.7
($1.2)
FYE 2009
FYE 2010
FYE 2011
FYE 2012
FYE 2013

- EBITDA stands for Earnings Before Interest, Taxes, Depreciation, & Amortization
- Eleven of thirteen past quarters have shown profitability improvement, only two did not improve due to “non-winter” winter in 2011-2012
- Bank agreement amended in May 2012, eliminated EBITDA covenant, changed to springing fixed charge coverage ratio (FCCR). At July 1, 2012 FCCR is 1.22:1, well above 1:1 covenant

Bank of America

Scuba



The Nation's largest Scuba retailer

33 stores with training pools

$1.3M rental inventory

Over 400 instructors on staff







Specialty Services




Your Next Adventure Is With Us
Canyoneering, Backpacking, Kayaking & Rock Climbing
Over 30 Courses Offered!
Explore Adventures



PADI
5STAR INSTRUCTOR DEVELOPMENT CENTER

WINTERSTEIGER

ADVENTURES FROM SIERRA MOUNTAIN GUIDES




A YOUTH SKI & SNOWBOARD PROGRAM
AGES 7-16 • FIRST TIME TO EXPERT
www.BlueAngelSnow.com



Commitment to Training the Experts

- Our Experts in 54 stores have earned 6,987 “Certified Expert” designations
- Certified Expert Training includes multi-point clinics, seminars and final exam
- Mandatory training programs
  - Baseball University
  - Bike University
  - Fishing University
  - Fitness University
  - Footwear University
  - Golf Day Seminars
  - Outdoor Academy
  - Scuba Instructor Development & Scholarships
  - Skate “Skool”
  - Ski Clinics
  - Snowboard University
  - Surf Camp
  - Tennis University
  - Water Sports University






WORLD PADDLE ASSOCIATION
Water Safety/SUP Education
This Certifies That
Frank Dubbs - SUP Trained Specialist
WPA
WORLD PADDLE ASSOCIATION
Jaime Donnelly & Josh Plotkin
WPA Instructor
SUP Education For Fun and Safety

Commitment to Training the Experts




OCEAN KAYAK





Commitment to Training the Experts




PowerBar
TIMEX



Team Sales Division

- **SAP integration, in March 2012, provided foundation for growth, tighter controls and online opportunities**
- **Continued integration of Team Sales and Retail, now No. 3 Store in our chain on a TTM basis**
- **$1 spent with Team Sales converts to $2 spent at Retail**
- **The Setup**
  - Full embellishment, silk screen, embroidery and custom art work creation in the Van Nuys, CA facility
  - 26 road salespeople calling on schools, teams and leagues
  - Merchandise sold through Team Sales available at Retail and Online
  - Sport Chalet produces championship product under license for the NHL


SPORT CHALET
TEAM SALES
BASEBALL YOUTH BASEBALL SOFTBALL
SPORT CHALET
TEAM SALES
FOOTBALL 2012
SPORT CHALET
TEAM SALES
BASKETBALL
2012

Team Sales Division – Our Clients

Over 5,000 Team Accounts Nationwide including:

New Specialty Brands This Year

- We are First-to-Market with Performance, Technical and Lifestyle merchandise
- We buy from over 1,000 brands

Gait Analysis in 15 Stores


Which running shoe is right for you?
Lightweight
Stability
Neutral
Motion Control
Men's Running

Customer Mobile Strategy


SPORT CHALET
SHOP ALL
BY BRAND
BY SPORT
Turn Up Your Volume
FREE SHIPPING
2012 TEAM USA

- **FYE 2012 had 6.9M Mobile Views, up 172% to LY**
- **FYE 2012 had 4.3K Mobile Orders, up 315% to LY / 6.4% of total orders**
- **Create a sports specialty industry leading position with mobile with a differentiated experience great enough to dominate the sector**
  - Customer Devices
  - In Store
- **Mobile website launched in March 2012**
- **Leverage website content in stores with mobile devices (development of an Enterprise wide Mobile Strategy is underway)**
- **Create more customer face time and engage customer interaction by delivering a mobile solution to our employee Experts**
  - Online order capability
  - Product research
  - Merchandise directives
  - Work schedules
  - Policies and procedures

FYE 2012 Mobile Orders		
Device	Orders	% of Total
iPad	2,432	56.7%
iPhone	1,035	24.1%
Other	823	19.2%

No Sale is Ever Final

- When you shop at Sport Chalet, no sale is ever final…
- If you are not completely satisfied for any reason , we will take care of you…


I'D RATHER BE SHOPPING
SPORT CHALET

- We price match
- We don't let any athlete leave our store unsatisfied

New Store in May 2013


CAFE FIG
SEPHORA
VERONICA SECRET
FIGAT7TH
ZARA
city
FOREVER
TASTE

FIGat7TH is a 3-level, 333,000 square feet open air shopping center that is currently under construction. Formerly Fig+7th, this $40M renovation project will be anchored by Sport Chalet and Target and will be the largest retail renovation effort in Downtown LA. Pedestrian traffic at the corner of 7th & Figueroa streets can reach 20,000 people per hour.

FIGat7TH









Next Generation Design

- Fixtures can be evenly distributed around perimeter to keep gathering area centralized and accessible from all departments.


SCUBA
MOUNTAIN
Action Pass Membership Event
BIKES
RACQUET

- Fixtures can be rotated around perimeter to open up and directed toward a specific department to better engage that retail floor


SCUBA
MOUNTAIN
Cycling Advice Q&A with the Experts
BIKES
RACQUET

Next Generation Design


Adjustable mounts take advantage of column height to support graphics or digital displays.
Vignettes could include web portals to provide additional information.
Graphics above wall fixtures are easily changed and create a strong band around the store perimeter.
Removable mounts provide attachments for additional graphics or mannequins.
Service areas in proximity to feature columns create an anchored space with high visibility
Column vignettes serve as identifying icons while spotlighting product features and accessorizing possibilities.

- Our Member Base has grown at a 311% CAGR since 2007


Action Pass Membership
# of Members
1,800,000
1,500,000
1,200,000
900,000
600,000
300,000
-
2007
2008
2009
2010
2011
2012
% of Total Sales
26%
17%
34%
46%
50%
54%
Fiscal Year

2012 STANLEY CUP CHAMPIONS NHL


LA


MEN'S
BROWN

LA KINGS








SPORT CHALET
Outdoor
Expo
Saturday, June 9
La Canada Sport Chalet


Reebok
CrossFit
GAMES
THE FITTEST ON EARTH
2012




Reebok
SPORT CHALET



SPORT CHALET BLOG

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Home » Running » Five Most Common Running Injuries

Five Most Common Running Injuries

Sport Chalet, 8.7.2012
running tips



If you are a passionate runner, chances are you have experienced – or have at least heard of some of the five most common running injuries. Although these injuries can occur regardless of your running style or experience, there are steps you can take to prevent these injuries from happening to you.

1. Runner's Knee: This common injury can be caused from a wide variety of factors ranging from uneven terrain to the wrong style of running shoe. The end result is a dull or sharp pain behind the kneecap that doesn't seem to go away. In an attempt to avoid runner's knee, you can start with a proper shoe selection. Start by determining what type of runner you are and visit a local Sport Chalet for guidance.

2. Shin Splints: A shin splint is a painful injury that is often associated with sudden increases in your running routine. Since your legs bear the brunt of much of the pounding that comes with running, it is not surprising that many of the injuries occur on your shin or the surrounding muscles. Stretch your shins before and after a run. Consider a combination of icing and ibuprofen if the pain continues.

3. Blisters: Anyone that runs for an extended period of time is bound to get a blister. While this may seem somewhat obvious, many runners are not sure how to care for blisters that emerge. Blisters are a result of friction between your running shoe and your foot that can be quite painful if left unattended. First and foremost, you must ensure your running shoe is the proper size and style for your foot. If blisters occur, cover them with a bandage and add two layers of protection. To help prevent blisters, consider a smaller moisture wicking sock under a larger and thicker athlete sock.

SPORT CHALET BLOG

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Home > Cycling > Which Mountain Bikes are Best for Me?

Which Mountain Bikes are Best for Me?

Sport Chalet, 8.2.2012
mountain bike



When shopping for a mountain bike, there are several questions to consider. Most who enter a bike shop or sporting goods store with a cycling department will fit into one of two categories. They either know exactly what they're looking for, or they have no idea what they're looking for. If you feel like you fit into the second category, don't worry. You'll have a much better idea of what you're looking for in just a few minutes.

Types of Mountain Bikes

Mountain bikes come in a range of brands, sizes and capabilities. The first thing you have to consider before purchasing a mountain bike is what the bike will be used for. If you're planning to do more riding on the road and occasionally zipping off-road onto some groomed trails for a jaunt through the trees or fields, you won't need to invest in a top-of-the-line full suspension bike. In fact, you'll want to consider bikes of the hybrid variety which are great for light trail riding, while remaining efficient on roadways.

On the other hand, if you're buying a mountain bike and are determined to keep the rubber on dirt, rocks, sand, mud and all other variations of soil found off-road, then you'll want to consider a couple of quality options.

Choosing the Right Mountain Bike

Logistics


Factory
Factory
Port of Long Beach
Consolidation
Distribution Center
Stores
Team Sales
Athletes

Stress Tested



Credit Tightening

Bankruptcies

Financial Meltdown

Unemployment

Housing Crisis

"Non-Winter" Winter

Foreclosures

2007 → 2008 → 2009 → 2010 → 2011 → 2012

First Quarters Results for Past 5 Years (in millions)


Sales
Net income (loss)
$87.1
$79.4
$79.7
$82.8
$83.9
($4.5)
($3.0)
($1.9)
($0.8)
$0.1
Fiscal Year 2008
2009
2010
2011
2012